UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2024
HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
________________________
Commission File Number 001-32335

Delaware	88-0488686
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12390 El Camino Real	92130
San Diego	(Zip Code)
California
(Address of principal executive offices)
(858) 794-8889
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HALO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 25, 2024, Halozyme Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the 127,054,240 shares of the Company’s common stock outstanding as of the record date, 115,681,780 shares were represented at the annual meeting.
The stockholders considered four proposals at the meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2024. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
Proposal 1: Election of two Class II directors to hold office for a three-year term expiring at the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Names	Votes For	Votes Against	Abstain	Broker Non-Votes
Barbara Duncan	90,120,424	15,016,536	161,704	10,383,116
Mahesh Krishnan, M.D.	103,968,663	1,164,017	165,984	10,383,116
Each of the foregoing candidates was elected and each received affirmative votes from more than a majority of the outstanding shares. The Company’s Board of Directors (the “Board”) has appointed Dr. Krishnan to serve on the Board’s Nominating and Corporate Governance Committee.
Proposal 2: The advisory vote on the compensation of the Company’s named executive officers was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
102,860,435	2,190,603	247,626	10,383,116
The foregoing proposal was approved.
Proposal 3: The vote on a proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect Delaware law provisions regarding exculpation of officers was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
91,512,252	13,612,616	173,796	10,383,116
The foregoing proposal was approved. On April 25, 2024, the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation incorporating the approved amendment, at which point the amendment became effective. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Proposal 4: The vote on a proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
114,912,469	647,868	121,443	—
The foregoing proposal was approved.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Halozyme Therapeutics, Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC. (Registrant)

April 26, 2024	/s/ Mark Snyder

Mark Snyder
Senior Vice President, General Counsel and Corporate Secretary